                                                                     Exhibit 4.1



  COMMON STOCK                                       COMMON STOCK

PAR VALUE $.00000002                      THIS CERTIFICATE IS TRANSFERRABLE IN
                                         NEW YORK, NEW YORK OR CHICAGO, ILLINOIS

----------------                                                ----------------
[  CERTIFICATE ]                                                [    SHARES    ]
[    NUMBER    ]                                                [              ]
[              ]                                                [              ]
[  ZQ 000175   ]                                                [              ]
[              ]                                                [              ]
----------------             MARSHALL EDWARDS, INC.             ----------------
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT
                           MR. SAMPLE & MRS. SAMPLE &      ---------------------
                            MR. SAMPLE & MRS. SAMPLE       [ CUSIP 572322 30 3 ]
                                                           ---------------------
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

is the owner of
                           * * * SIX HUNDRED THOUSAND
                           SIX HUNDRED AND TWENTY * * *


            FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
MARSHALL EDWARDS, INC. (HEREINAFTER CALLED THE "COMPANY"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.





                                                           DATED -Month Day, Year-
FACSIMILE SIGNATURE TO COME       ------------------       COUNTERSIGNED AND REGISTERED:
        President                [ Company Name Here]      COMPUTERSHARE INVESTOR SERVICES, LLC.
                                [                    ]     (CHICAGO)
                               [         SEAL         ]    TRANSFER AGENT AND REGISTRAR,
                                [        2000        ]
                                 [     DELAWARE     ]
FACSIMILE SIGNATURE TO COME       ------------------
        Secretary                                          By__________________________
                                                                AUTHORIZED SIGNATURE



The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT-       Custodian
                    (Cust)     (Minor)

TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act
                                                                         (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF TRF MIN ACT                        Custodian    (until age)
                                (Cust)                           (Minor)
                                 under Uniform Transfers to Minors Act
                                                                        (State)
      Additional abbreviations may also be used though not in the above list. MARSHALL EDWARDS INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

For value received, ____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)


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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:                          20                     Signature:
       ------------------------    -------------------           ---------------

Signature(s) Guaranteed:
BY:
   ------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


Signature:
          --------------------------------------------
Notice:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
       WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

(WATERMARK)